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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




                                October 26, 2000
             ------------------------------------------------------
                Date of report (Date of earliest event reported)


                                 CIMA LABS INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      0-24424                   41-1569769
--------------------------  ----------------------------  ----------------------
 (State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                           Identification No.)


                             10000 Valley View Road,
                             Eden Prairie, Minnesota             55344-9361
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                      (Address of Principal Executive            (Zip Code)
                                  Offices)

                        Telephone Number: (952) 947-8700
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

       On October 26, 2000, CIMA LABS INC. (the "Company") announced its financial results for period ended September 30, 2000. Attached as Exhibit 99 is a copy of the press release relating to the Company's financial results, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

         Exhibits        Description

            99           Press Release dated October 26, 2000.


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                                    SIGNATURE


       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 26, 2000

                                  CIMA LABS INC.
                                  (Registrant)


                                  By   /s/ David A. Feste
                                     ------------------------------------------
                                     David A. Feste
                                     Chief Financial Officer and Secretary
                                     (Principal financial and accounting
                                     officer and duly authorized signatory
                                     on behalf of the registrant)





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                                INDEX TO EXHIBITS


Exhibit No.    Description                                      Method of Filing

   99          Press Release dated October 26, 2000.            Filed herewith.